Schedules A and B – Management Agreement – CFST I and CFVIT

SCHEDULE A

As of May 1, 2018

Series	Effective Date
Columbia Funds Series Trust I
CMG Ultra Short Term Bond Fund	December 1, 2015
Columbia Adaptive Risk Allocation Fund	October 1, 2015
Columbia Alternative Beta Fund	October 1, 2015
Columbia AMT-Free Connecticut Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Massachusetts Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free New York Intermediate Muni-Bond Fund	March 1, 2016
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	December 1, 2015
Columbia Balanced Fund	January 1, 2016
Columbia Bond Fund	September 1, 2015
Columbia Contrarian Core Fund	January 1, 2016
Columbia Corporate Income Fund	September 1, 2015
Columbia Disciplined Small Core Fund	January 1, 2016
Columbia Diversified Absolute Return Fund	October 1, 2015
Columbia Diversified Real Return Fund	June 1, 2016
Columbia Dividend Income Fund	October 1, 2015
Columbia Emerging Markets Fund	January 1, 2016
Columbia Global Dividend Opportunities Fund	January 1, 2016
Columbia Global Energy and Natural Resources Fund	January 1, 2016
Columbia Global Technology Growth Fund	January 1, 2016
Columbia Greater China Fund	January 1, 2016
Columbia High Yield Municipal Fund	October 1, 2015
Columbia Large Cap Growth Fund	December 1, 2015
Columbia Mid Cap Growth Fund	January 1, 2016
Columbia Multi-Asset Income Fund	September 1, 2015
Columbia Pacific/Asia Fund	August 1, 2015
Columbia Real Estate Equity Fund	May 1, 2016
Columbia Select Large Cap Growth Fund	August 1, 2015
Columbia Small Cap Growth Fund I	January 1, 2016
Columbia Small Cap Value Fund I	September 1, 2015
Columbia Strategic California Municipal Income Fund	March 1, 2016
Columbia Strategic Income Fund	March 1, 2016
Columbia Strategic New York Municipal Income Fund	March 1, 2016
Columbia Tax-Exempt Fund	December 1, 2015
Columbia Total Return Bond Fund	September 1, 2015
Columbia U.S. Social Bond Fund	December 1, 2015
Columbia U.S. Treasury Index Fund	September 1, 2015
Columbia Value and Restructuring Fund	July 1, 2015
Multi-Manager Alternative Strategies Fund	January 1, 2016
Multi-Manager Growth Strategies Fund	August 1, 2015
Multi-Manager Small Cap Equity Strategies Fund	January 1, 2016
Multi-Manager Total Return Bond Strategies Fund	January 1, 2016

Effective Date
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio – Asset Allocation Fund	May 1, 2016
Columbia Variable Portfolio – Contrarian Core Fund	May 1, 2016
Columbia Variable Portfolio – Diversified Absolute Return Fund	May 1, 2016
Columbia Variable Portfolio – Long Government/Credit Bond Fund	May 1, 2016
Columbia Variable Portfolio – Select Large Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Small Cap Value Fund	May 1, 2016

Schedules A and B – Management Agreement – CFST I and CFVIT

Columbia Variable Portfolio – Small Company Growth Fund	May 1, 2016
Columbia Variable Portfolio – Strategic Income Fund	May 1, 2016
CTIVPSM – AQR Managed Futures Strategy Fund	May 1, 2016
CTIVPSM – Lazard International Equity Advantage Fund	May 1, 2016
Variable Portfolio – Managed Volatility Conservative Fund	May 1, 2016
Variable Portfolio – Managed Volatility Conservative Growth Fund	May 1, 2016
Variable Portfolio – Managed Volatility Growth Fund	May 1, 2016

Schedules A and B – Management Agreement – CFST I and CFVIT

SCHEDULE B

Fee Schedule

As of May 1, 2018

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Multi-Manager Alternative Strategies Fund*	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	1.100% 1.050% 1.020% 0.990% 0.960% 0.950%
CTIVPSM – AQR Managed Futures Strategy Fund*	May 1, 2016

Multi-Manager Total Return Bond Strategies Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500% 0.495% 0.480% 0.460% 0.450% 0.430% 0.415% 0.410% 0.390% 0.380% 0.360% 0.340%
Columbia VP – Long Government/Credit Bond Fund	May 1, 2016

Multi-Manager Growth Strategies Fund

Columbia Select Large Cap Growth Fund

Columbia Large Cap Growth Fund

Columbia Contrarian Core Fund

Columbia Global Dividend Opportunity Fund

Columbia VP – Contrarian Core Fund

Columbia VP – Select Large Cap Growth Fund

	August 1, 2015 December 1, 2015 January 1, 2016 May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%
CMG Ultra Short Term Bond Fund	December 1, 2015	All	0.250%(1)

Schedules A and B – Management Agreement – CFST I and CFVIT

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Alternative Beta Fund*	October 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.960% 0.955% 0.950% 0.940% 0.930%

Columbia Adaptive Risk Allocation Fund	October 1, 2015

Category 1

Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager.

$0 - $500

>$500 - $1,000

>$1,000 - $3,000

>$3,000 - $12,000

>$12,000

0.060% 0.055% 0.050% 0.040% 0.030%

Category 2

Assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates.

$0 - $500

>$500 - $1,000

>$1,000 - $3,000

>$3,000 - $12,000

>$12,000

0.160% 0.155% 0.150% 0.140% 0.130%

Category 3

Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay a management fee to the Investment Manager, third party closed-end funds, derivatives and individual securities.

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

0.760% 0.745% 0.730% 0.720% 0.690% 0.665% 0.630%

Schedules A and B – Management Agreement – CFST I and CFVIT

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	December 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $12,000 >$12,000	0.470% 0.465% 0.415% 0.380% 0.340% 0.330% 0.320% 0.310%

Columbia AMT-Free Connecticut Intermediate Muni-Bond Fund

Columbia AMT-Free Massachusetts Intermediate Muni-Bond Fund

Columbia AMT-Free New York Intermediate Muni-Bond Fund

Columbia Strategic California Municipal Income Fund

Columbia Strategic New York Municipal Income Fund

March 1, 2016

Columbia Tax-Exempt Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480% 0.475% 0.445% 0.420% 0.385% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.290%
Columbia AMT-Free Intermediate Muni-Bond Fund	March 1, 2016
Columbia U.S. Social Bond Fund	December 1, 2016

Columbia Balanced Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%
Columbia Dividend Income Fund	October 1, 2015

Columbia Diversified Real Return Fund	June 1, 2016	Category 1 Assets invested in affiliated funds (including ETFs and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.02%

		Category 2 Assets invested in ETFs and mutual funds that are not managed by the Investment Manager or its affiliates. Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, ETFs and closed-end mutual funds that do not pay a management fee to the Investment Manager, third party closed-end funds, derivatives and individual securities.	0.76%

Schedules A and B – Management Agreement – CFST I and CFVIT

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Bond Fund Columbia Corporate Income Fund Columbia Total Return Bond Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.500% 0.495% 0.480% 0.460% 0.450% 0.430% 0.415% 0.410% 0.390% 0.380% 0.360% 0.340%

Columbia Diversified Absolute Return Fund*	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	1.180% 1.130% 1.100% 1.070% 1.040% 1.030%

Columbia Emerging Markets Fund	July 1, 2017	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	1.100% 1.060% 0.870% 0.820% 0.770% 0.720% 0.700%

Columbia Global Energy and Natural Resources Fund	January 1, 2016	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.750% 0.670% 0.620% 0.600% 0.580%

Columbia Global Technology Growth Fund	January 1, 2016	$0 - $500 $500 - $1,000 >$1,000	0.870% 0.820% 0.770%

Columbia Greater China Fund	January 1, 2016	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.950% 0.870% 0.820% 0.770% 0.720%

Schedules A and B – Management Agreement – CFST I and CFVIT

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia High Yield Municipal Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.540% 0.535% 0.505% 0.480% 0.445% 0.420% 0.410% 0.400% 0.390% 0.380% 0.360% 0.340%

Columbia Mid Cap Growth Fund	January 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820% 0.770% 0.720% 0.670% 0.660% 0.650%

Columbia Multi-Asset Income Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.660% 0.625% 0.610% 0.600% 0.570% 0.545% 0.510%

Columbia Pacific/Asia Fund	August 1, 2015	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.950% 0.870% 0.820% 0.770% 0.720%

Columbia Real Estate Equity Fund	May 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $1,500 $1,500 - $3,000 >$3,000	0.750% 0.745% 0.720% 0.670% 0.660%

Columbia Small Cap Value Fund I	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.760% 0.750%
Columbia Small Cap Growth Fund I	January 1, 2016
Columbia VP – Small Cap Value Fund Columbia VP – Small Company Growth Fund	May 1, 2016
Multi-Manager Small Cap Equity Strategies Fund	July 1, 2017

Schedules A and B – Management Agreement – CFST I and CFVIT

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Disciplined Small Core Fund	July 1, 2017	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.850% 0.800% 0.750% 0.740% 0.730%

Columbia Strategic Income Fund Columbia VP – Strategic Income Fund	March 1, 2016 May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

			0.600% 0.590% 0.575% 0.555% 0.530% 0.505% 0.490% 0.481% 0.469% 0.459% 0.449% 0.433% 0.414% 0.393%

Columbia U.S. Treasury Index Fund(2)	September 1, 2015	All	0.400%

Columbia Value and Restructuring Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.740% 0.670% 0.620% 0.600% 0.580% 0.570%

Columbia VP – Asset Allocation Fund	May 1, 2016	Category 1 Assets invested in securities, (other than third-party advised mutual funds and funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management fee, exchange-traded funds, derivatives and individual securities.	0.570%
		Category 2 Assets invested in non-exchange traded third-party advised mutual funds	0.120%
		Category 3 Assets invested in underlying funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.020%

Schedules A and B – Management Agreement – CFST I and CFVIT

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Variable Portfolio (VP) – Diversified Absolute Return Fund*	May 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $3,000 $3,000 - $6,000 $6,000 - $12,000 > $12,000	1.100% 1.050% 1.020% 0.990% 0.960% 0.950%

VP – Managed Volatility Conservative Fund VP – Managed Volatility Conservative Growth Fund VP – Managed Volatility Growth Fund	May 1, 2016	Category 1 Assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.02%

Category 2

Assets invested in securities (other than affiliated underlying funds (including ETFs and closed end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, third party funds, derivatives and individual securities

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

CTIVPSM – Lazard International Equity Advantage Fund	May 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $1,500 $1,500 - $3,000 $3,000 - $6,000 $6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

Schedules A and B – Management Agreement – CFST I and CFVIT

*	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(1)	Fee is a “unitary fee,” as contemplated by Section 3(b) of this Agreement, pursuant to which the Investment Manager pays all operating costs and expenses of CMG Ultra Short Term Bond Fund (other than independent trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent fees, custodian fees, governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund) and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act.
(2)	The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Schedules A and B – Management Agreement – CFST I and CFVIT

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of April 25, 2018.

COLUMBIA FUNDS SERIES TRUST I

COLUMBIA FUNDS VARIABLE INSURANCE TRUST

By:	/s/ Christopher O. Petersen
Name: Christopher O. Petersen
Title: President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name: Amy K. Johnson
Title: Head of Operations